IMPAIRIMENTS RESTRUCTURING AND OTHERS	6 Months Ended
Jun. 30, 2017
Restructuring And Impairment [Abstract]
Restructuring And Impairment
NOTE 14 – Impairments, restructuring and others:
Impairments, restructuring and others consisted of the following:

	Three months ended		Six months ended
	June 30,		June 30,
	2017	2016	2017	2016

	U.S. $ in millions

Restructuring expenses	$98	$20	$228	$39
Integration expenses	25	28	48	41
Contingent consideration	140	-	161	51
Impairments of long-lived assets	145	572	156	585
Capital loss from currency translation	-	-	52	-
Acquisition expenses	8	34	8	58
Other	3	58	6	57

Total	$419	$712	$659	$831

Restructuring expenses of $98 million were incurred in the second quarter of 2017, following the integration of Actavis Generics and other efficiency measures. Further integration and other efficiency initiatives may drive additional restructuring expenses throughout the year.

Following FDA actions in 2016, Teva voluntarily discontinued all manufacturing activities at its facility in Godollo, Hungary, in order to assess and remediate quality concerns and in the second quarter of 2017, Teva decided to divest or close this facility. Teva recorded an impairment of $80 million during the fourth quarter of 2016 and an additional impairment of $68 million in the second quarter of 2017 with respect to this site. Property, plant and equipment balances for this site as of June 30, 2017 amounted to approximately $18 million.

Following an FDA audit of Teva's active pharmaceutical ingredient ("API") production facility in China in September 2016, Teva received a warning letter from the FDA in April 2017. Teva is in the process of undertaking corrective actions to address both the specific concerns raised by investigators as well as the underlying causes of those concerns. A response has been sent to the FDA.